Exhibit 99.1

 EAGLE BULK SHIPCO LLC

Eagle Bulk Shipco LLC (“Shipco” or “Issuer”), a wholly-owned subsidiary of Eagle Bulk Shipping Inc. (the “Parent Company”) is providing the unaudited condensed consolidated and unconsolidated financial information of Shipco for the three months ended December 31, 2020 and 2019 as required by those certain bond terms, dated as of November 22, 2017 (the "Bond Terms"), by and between Shipco, as issuer, and Nordic Trustee AS, a company existing under the laws of Norway, pursuant to which on November 28, 2017, Shipco issued $200.0 million in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the “Norwegian Bond Debt”).

While the accompanying unaudited condensed consolidated and unconsolidated financial information are derived from the Parent Company’s audited consolidated financial statements, which were prepared in accordance with accounting principles generally accepted in the United States and included in the Parent Company's Annual Report on Form 10-K for the fiscal years ended December 31, 2020 and 2019 (the “Parent Company 10-K”), they have neither been reviewed nor audited by the Parent Company’s independent auditor. In accordance with the Bond Terms, Shipco’s audited unconsolidated and consolidated annual financial statements are required to be provided no later than 120 days after the end of the fiscal year end, or April 30, 2021. The unaudited financial information contained herein should be read in conjunction with the Parent Company’s audited consolidated financial statements and notes thereto included in the Parent Company 10-K, which was filed with the U.S. Securities and Exchange Commission on March 12, 2021.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	For the Three Months Ended
	December 31, 2020	December 31, 2019
Revenues, net	$30,100,728	$28,595,909

Voyage expenses	8,828,264	8,021,517
Vessel operating expenses	9,736,170	11,195,973
Depreciation and amortization	5,455,066	5,366,016
General and administrative expenses [1]	3,732,059	3,949,240
Loss on sale of vessels	298,065	65,240
Total operating expenses	28,049,624	28,597,986

Operating income/(loss)	2,051,104	(2,077)

Interest expense	4,186,014	4,200,204
Interest income	(5,710)	(128,298)
Other income, net	(117,220)	(667,056)
Total other expenses, net	4,063,084	3,404,850
Net loss and comprehensive loss	$(2,011,980)	$(3,406,927)

1General and administrative expenses for the three months ended December 31, 2020 includes $1.6 million of management fees and $2.0 million of general and administrative costs which represent Shipco's share of the Parent Company's general and administrative costs, as per the existing management fee agreements. General and administrative expenses for the three months ended December 31, 2019 includes $1.7 million of management fees and $1.6 million of general and administrative costs which represent Shipco's share of the Parent Company's general and administrative costs, as per the existing management fee agreements.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31, 2020	December 31, 2019
ASSETS:
Current assets:
Cash and cash equivalents	$22,197,477	$6,444,499
Restricted cash - current	18,846,177	5,471,470
Accounts receivable	5,466,788	9,272,790
Accounts receivable - related party	717,917	—
Prepaid expenses	521,973	1,162,068
Inventories	2,980,501	7,431,172
Other current assets	69,191	231,040
Total current assets	50,800,024	30,013,039
Noncurrent assets:
Vessels and vessel improvements, at cost, net of accumulated depreciation of $91,932,076 and $91,003,680, respectively	316,875,562	343,187,687
Advance for vessel purchase	1,600,000	—
Deferred drydocking costs, net	7,797,074	9,975,466
Deferred financing costs - Super Senior Revolver Facility	—	166,111
Advances for scrubbers and ballast water systems and other assets	970,365	8,032,399
Total noncurrent assets	327,243,001	361,361,663
Total assets	$378,043,025	$391,374,702
LIABILITIES & STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable	$7,898,093	$4,760,789
Accrued interest	1,373,364	1,415,333
Other accrued liabilities	2,949,830	9,389,183
Unearned charter hire revenue	2,732,227	1,917,822
Current portion of long-term debt - Norwegian Bond Debt	8,000,000	8,000,000
Total current liabilities	22,953,514	25,483,127
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	169,290,230	175,867,310
Super Senior Facility, net of debt issuance costs	14,896,357	—
Total noncurrent liabilities	184,186,587	175,867,310
Total liabilities	207,140,101	201,350,437

Stockholder's equity:
Total stockholder's equity	170,902,924	190,024,265
Total liabilities and stockholder's equity	$378,043,025	$391,374,702

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	For the Three Months Ended
	December 31, 2020	December 31, 2019
Interest expense	4,186,014	4,200,204
Interest income	(5,710)	(128,298)
Other income, net	(117,220)	(667,056)
Total other expenses, net	4,063,084	3,404,850

Equity in net income/(loss) of subsidiaries *	2,051,104	(2,077)
Net loss and comprehensive loss	$(2,011,980)	$(3,406,927)

* Eliminated in the consolidated financial statements of the Issuer.

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)

	December 31, 2020	December 31, 2019
ASSETS:
Current assets:
Cash and cash equivalents	$22,120,306	$6,359,929
Restricted cash - current	18,846,177	5,471,470
Prepaid expenses	57,193	60,469
Total current assets	41,023,676	11,891,868
Noncurrent assets:
Investment in subsidiaries	323,459,433	363,360,635
Deferred financing costs - Super Senior Revolver Facility	—	166,111
Total noncurrent assets	323,459,433	363,526,746
Total assets	$364,483,109	$375,418,614
LIABILITIES & STOCKHOLDER'S EQUITY
Current liabilities:
Accrued interest	1,373,364	1,415,333
Other accrued liabilities	20,234	111,706
Current portion of long-term debt - Norwegian Bond Debt	8,000,000	8,000,000
Total current liabilities	9,393,598	9,527,039
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	169,290,230	175,867,310
Super Senior Facility, net of debt issuance costs	14,896,357	—
Total noncurrent liabilities	184,186,587	175,867,310
Total liabilities	193,580,185	185,394,349
Stockholder's equity:
Total stockholder's equity	170,902,924	190,024,265
Total liabilities and stockholder's equity	$364,483,109	$375,418,614

Basis of presentation

Shipco is engaged in the ocean transportation of dry bulk cargoes worldwide through the ownership, charter and operation of dry bulk vessels. Shipco's fleet is comprised of Supramax and Ultramax bulk carriers and Shipco operates its business in one business segment. The operations of the vessels are managed by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company. As of December 31, 2020, the Company owned and operated a modern fleet of 19 oceangoing vessels.

During the fourth quarter of 2020, Shipco entered into a memorandum of agreement to purchase a high specification scrubber-fitted Ultramax bulk carrier for a total purchase price of $16.0 million excluding direct expenses of acquisition. The Company took delivery of the vessel in the first quarter of 2021. The Company paid $1.6 million in advance on the above mentioned vessel and this advance is recorded in Advance for vessel purchase in the condensed consolidated balance sheet as of December 31, 2020.

    On November 28, 2017, Shipco issued into escrow $200,000,000 in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the "Norwegian Bond Debt"), pursuant to the Bond Terms, dated as of November 22, 2017, by and between the Issuer and Nordic Trustee AS, as the Bond Trustee. After giving effect to an original issue discount of approximately 1% and deducting offering expenses of $3.1 million, the net proceeds from the issuance of the Norwegian Bond Debt were approximately $195.0 million.

    Shipco entered into a commercial and technical management agreement on December 8, 2017 with Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company, for performance of technical and commercial services to vessels owned by Shipco at a fee of $150,000 per vessel per annum for commercial management services and $135,000 per vessel per annum for technical management services. Shipco also entered into an overhead sharing agreement which provides for an additional fee allocation of cash general and administrative expenses of Eagle Bulk Management LLC, based on relative ownership days of Shipco and its subsidiaries to the total consolidated ownership days of the Parent Company and all of its subsidiaries. The condensed statement of operations for the quarter ended December 31, 2020 consisted of $1.6 million of management fees and $2.0 million of allocated general and administrative expenses. The condensed consolidated balance sheet at December 31, 2020 included $0.7 million of accounts receivables from a related party for cash transfers due from an affiliate of the Parent Company which were paid after year-end. Accounts payable in the condensed consolidated balance sheets at December 31, 2020 and 2019 include $4.0 million and $0.7 million, respectively, of management fees owed to Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company as per the existing management fee agreements.